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                                              SERVICING CERTIFICATE
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        Merrill Lynch Mortgage Investors, Inc.                     Current Collection Period:    31-Aug-96 to 27-Sep-96
        Home Equity Loan Asset Backed Certificates                 P & S Agreement Date:                      01-Sep-96
                     Class A Certificates, Series 1996-2
                     Class M Certificates, Series 1996-2           Original Settlement Date:                  27-Sep-96
                     Class B Certificates, Series 1996-2           Distribution Date:                         28-Oct-96

      1              1 month LIBOR                                                                              5.44531%

      2              Class A Pass-Through Rate (1 mo LIBOR + 14 bps)                                            5.58531%
      3              Class M Pass-Through Rate (1 mo LIBOR + 28 bps)                                            5.72531%
      4              Class B Pass-Through Rate (1 mo LIBOR + 25 bps)                                            5.69531%

      5              Alternate Pass-Through Rate                                                                  11.31%

      6              Original Pool Balance                                                               718,093,936.59
      7              Beginning Pool Balance                                                              718,093,936.59

      8              Beginning Class A Principal Balance                                                 639,102,000.00
      9              Beginning Class M Principal Balance                                                  41,291,000.00
     10              Beginning Class B Principal Balance                                                  37,700,000.00

                     MORTGAGE LOANS
     11              Total Interest Payments Received                                                      3,846,289.21
     12              Aggregate of all Principal Payments Received                                          9,503,636.05
     13              Aggregate of any Insurance Proceeds                                                         482.69
     14              Aggregate of any Net Liquidation Proceeds                                                     0.00
     15              Aggregate Purchase Prices for Purchased Mortgage Loans                                        0.00
     16              Monthly Servicing Fee                                                                   598,411.61
     17 i            Deposit for Initial Distribution Pursuant to P&S Section 4.02                         2,608,038.09
        ii           Mortgage Loan Collections [Available Funds (11+12+13+14+15-16)                       15,360,034.43

     18              Class A Distribution Amount (sum of i thru v below)                                  12,577,926.14
        i.           Class A Interest Due                                                                  3,073,807.40
        ii.          Class A Carryover Interest Shortfall                                                          0.00
        iii.         Unpaid Class A Interest Shortfall                                                             0.00
        iv.          Class A Monthly Principal                                                             9,504,118.74
        v.           Unpaid Class A Principal Shortfall                                                            0.00

     19              Class M Distribution Amount (sum of i thru v below)                                     203,569.92
        i.           Class M Interest Due                                                                    203,569.92
        ii.          Class M Carryover Interest Shortfall                                                          0.00
        iii.         Unpaid Class M Interest Shortfall                                                             0.00
        iv.          Class M Monthly Principal                                                                     0.00
        v.           Unpaid Class M Principal Shortfall                                                            0.00

     20              Class B Distribution Amount (sum of i thru v below)                                   2,578,538.37
        i.           Class B Interest Due                                                                    184,891.91
        ii.          Class B Carryover Interest Shortfall                                                          0.00
        iii.         Unpaid Class B Interest Shortfall                                                             0.00
        iv.          Class B Monthly Principal                                                             2,393,646.46
        v.           Unpaid Class B Principal Shortfall                                                            0.00

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     21              Class A Distribution Amount for Such Distribution Date                               12,577,926.14
        i.           Amount Allocable to Class A Interest                                                  3,073,807.40
        ii.          Amount Allocable to Unpaid Class A Interest Shortfall                                         0.00
        iii.         Amount Allocable to Class A Principal                                                 9,504,118.74
        iv.          Amount Allocable to Unpaid Class A Principal Shortfall                                        0.00

     22              Class M Distribution Amount for Such Distribution Date                                  203,569.92
        i.           Amount Allocable to Class M Interest                                                    203,569.92
        ii.          Amount Allocable to Unpaid Class M Interest Shortfall                                         0.00
        iii.         Amount Allocable to Class M Principal                                                         0.00
        iv.          Amount Allocable to Unpaid Class M Principal Shortfall                                        0.00

     23              Class B Distribution Amount for Such Distribution Date                                2,578,538.37
        i.           Amount Allocable to Class B Interest                                                    184,891.91
        ii.          Amount Allocable to Unpaid Class B Interest Shortfall                                         0.00
        iii.         Amount Allocable to Class B Principal                                                 2,393,646.46
        iv.          Amount Allocable to Unpaid Class B Principal Shortfall                                        0.00

     24              Shortfalls After Giving Effect to Distributions for Such Distribution Date
        i.           Unpaid Class A Interest Shortfall                                                             0.00
        ii.          Unpaid Class A Principal Shortfall                                                            0.00
        v.           Unpaid Class M Interest Shortfall                                                             0.00
        vi.          Unpaid Class M Principal Shortfall                                                            0.00
        vii.         Unpaid Class B Interest Shortfall                                                             0.00
        viii.        Unpaid Class B Principal Shortfall                                                            0.00

     25              Excess Collections Applied to Class B Principal                                       2,393,646.46
     26              Excess Collections Applied to Class M Principal                                               0.00
     27              Excess Collections Available for Class A                                                      0.00

     28              Class R Distribution Amount For Such Distribution Date                                        0.00

     29              Ending Mortgage Pool Balance                                                        708,589,817.85

     30              Ending Class A Principal Balance                                                    629,597,881.26
     31              Ending Class A Principal Factor                                                         98.5128949%

     32              Ending Class M Principal Balance                                                     41,291,000.00
     33              Ending Class M Principal Factor                                                        100.0000000%


     34              Ending Class B Principal Balance                                                     35,306,353.54
     35              Ending Class B Principal Factor                                                         93.6508052%

     36              Alternate Pass-Through Rate for next Distribution Date                                       11.31%

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        MORTGAGE POOL

     37              Liquidated Loan Balance                                                                       0.00
     38              Liquidation Proceeds                                                                          0.00
     39              Liquidation Expenses                                                                          0.00
     40              Purchased Defective Mortgage Loans (P&S Section 2.02 or 2.04)
        i.           Principal Balances of Defective Mortgage Loans                                                0.00
        ii.          Accrued and Unpaid Interest to End of Such Collection Period                                  0.00
     41              Book Value of Real Estate Aquired Through Foreclosure or Grant of a Deed                      0.00

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        SERVICER LOC IN EFFECT                                                                                       NO



                                                                   BENEFICIAL MORTGAGE CORPORATION

                                                                   By:_______________________________________
                                                                                     Richard  Zak
                                                                                  Servicing Officer

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